UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2010
Federal Signal Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)
(630) 954-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 20, 2010, Federal Signal Corporation (the “Company”) announced that Manfred A. Rietsch, age 68, has been appointed to the position of President of the Company’s Federal Signal Technologies Group effective April 16, 2010. Mr. Rietsch’s compensation package includes an annual salary of $218,000 and a target annual bonus opportunity set to 60% of his annual base salary. Most recently, Mr. Rietsch served as the Chief Executive Officer of VESystems LLC. The Company acquired VESystems LLC on March 2, 2010. Mr. Rietsch has had no related party transactions with the Company reportable under Item 404(a) of Regulation S-K and has no family relationships with any director, executive officer or nominee for director of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL SIGNAL CORPORATION
Dated: April 20, 2010	By:	/s/ William G. Barker, III
William G. Barker, III
Senior Vice President and Chief Financial Officer